As filed with the Securities and Exchange Commission on January 8, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                     Date of fiscal year end: OCTOBER 31, 2003

                  Date of reporting period: OCTOBER 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


        [LOGO]                           FOUNTAINHEAD
         KING                            SPECIAL VALUE FUND




                                         ANNUAL REPORT

                                         OCTOBER 31, 2003

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                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

A Message to Our Shareholders..................................................1

Performance Chart and Analysis.................................................4

Schedule of Investments........................................................5

Statement of Assets and Liabilities............................................6

Statement of Operations........................................................7

Statements of Changes in Net Assets........................................... 8

Financial Highlights...........................................................9

Notes to Financial Statements.................................................10

Independent Auditors' Report..................................................14

Additional Information........................................................15

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

Fiscal year 2003 was a very rewarding one for shareholders of Fountainhead Special Value Fund (the "Fund"). For the full year the Fund returned 44.06% versus 35.88% for the Russell Midcap(R) Index and 43.37% for the Russell 2000(R) Index. The Russell 2000 Index, in particular, was a very difficult bogey to beat this year as performance was driven by many beaten down $1 and $2 stocks which doubled or tripled as they came back from the brink of bankruptcy. This large group of severely depressed stocks, many former growth darlings, drove the performance of both the Russell 2000 Index as well as the performance of the NASDAQ. Fortunately, the Fund was able to keep pace without the aforementioned lesser quality $1 and $2 stocks. The primary reason for the Fund's outperformance stems from superior stock selection as well as an emphasis on the financial and healthcare sectors, two industries which proved to be very rewarding for our shareholders. In addition to the strong 2003 fiscal year performance, the Fund has also outperformed both Russell indices for the five-year period ended October 31, 2003 (8.77% for the Fund versus 8.23% for the Russell Midcap Index and 8.34% for the Russell 2000 Index) and since inception (10.18% versus 9.87% and 7.05%, respectively).*

As mentioned, the Fund's performance during fiscal year 2003 was helped by several of our holdings in the financial and healthcare sector. Specifically, in the financial sector, Countrywide Financial Corp. (CFC) rose 111% for the 12-months ended October 31, 2003, benefiting from the fall in interest rates as well as the unprecedented wave of refinancings in the housing market. Capital One Financial Corp. (COF), which was purchased during the fiscal year, rose 83% as it benefited from improving fundamentals due to better credit quality and an improving economy. Greater Bay Bancorp (GBBK) saw its value rise 77% also due to improving credit trends as well as a stabilizing economic situation in the San Francisco area. While GBBK could still prove to be an attractive takeover candidate for a larger financial institution, barring a deal, we believe the stock to be fully valued. As a result, we sold this position during the fiscal year, booking a healthy gain for shareholders.

In the healthcare sector, Interpore Cross International, Inc. (BONZ) rose 109%, due to improving fundamentals, the perceived increased value of its portfolio of patents due to successful litigation with Johnson & Johnson, and the solid launch of several new products. Beckman Coulter, Inc. (BEC), a lab equipment company, saw its value rise 78% during the period as the environment for discretionary spending on lab equipment improved within the healthcare industry. The rise in the stock caused it to near our price target and, as a result, we have eliminated this position from the Fund's holdings. Boston Scientific Corp.
(BSX) continued to perform well, rising another 79% (the stock is up 278% from cost), due to the successful international launch of its drug-coated stent, Taxus, as well as very promising clinical results on its U.S. drug-coated stent program. Andrx Corp. (ADRX), a generic drug company, rose 73% as its pipeline became more visible and cost control efforts began to pay off. Finally, Mylan Laboratories, Inc. (MYL), a generic drug company, and Wright Medical Group, Inc.
(WMGI), an orthopedics medical device company, each saw their stocks rise 73% and 71%, respectively. Both stocks benefited greatly during the year from improved product pipelines as well as the successful launch of several key products. As in the case of BEC, they approached their respective price target and both were sold in lieu of more attractive alternatives. Three other special situation stocks that paid off handsomely for shareholders were the Pep Boys - Manny, Moe & Jack (PBY), Warwick Valley Telephone Co. (WWVY) and Cendant Corp.
(CD). PBY rose an impressive 127% due to both an improving economy and turnaround efforts that finally began to pay off. WWVY and CD also showed impressive gains, rising 71% and 70%, respectively.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

The primary stocks which underperformed during the period included Duane Reade, Inc. (-23%), FTI Consulting, Inc. (-28%), Robert Mondavi Corp. (-23%), Syncor International Corp. (-22.6%), UnumProvident Corp. (-20%), and King Pharmaceuticals, Inc. (11%). With the exception of Duane Reade, Inc. (DRD) and King Pharmaceuticals, Inc. (KP), all of these stocks were sold during the course of the fiscal year. King Investment Advisors, Inc. ("KING") enhanced its sell discipline in early 2002, adding a technical component, which has helped us cut our losses more quickly and has potentially aided our returns over the long term. Since this implementation, the Fund has outperformed its peers as well as the overall market. We continue to hold DRD and KP as we believe their risk/reward profiles to be very favorable despite some recent temporary setbacks. DRD, a drugstore chain in New York City, saw its shares fall 23% during the fiscal year. We have owned the stock for several quarters, and while the turnaround has taken longer than anticipated, we still believe there is significant value in the franchise which will eventually materialize as the economy in New York begins to recover. If acquired, the company could be worth approximately $25 per share even at a fire sale price, a significant discount versus its current share price of approximately $13.50 per share. Shares of KP fell 11% from cost (we recently purchased the stock and did not own it for the fiscal year). KP is a specialty pharmaceutical company which has a nice portfolio of products. However, its crown jewel is a differentiated drug called Altace, a hypertension drug which is the only drug on the market other than aspirin with an FDA-approved label indicating that it helps prevent heart attacks and strokes. Altace has grown very rapidly over the last few years and recently overtook Pfizer's Accupril as the most frequently prescribed ACE inhibitor. However, while prescription trends continue to indicate growth, sales of the product have slowed. We are closely monitoring the situation to see if sales start to accelerate again. In the meantime, KP also has a large sales force of 1,200 individuals, which could be a significant asset to a potential acquiror, is trading at 8.5 times its 2004 expected earnings, and generates significant free cash flow.

Overall, the equity markets performed very well from March 2003 through October 2003. Solid performance stemmed primarily from numerous signs that pointed toward a solid, but choppy, economic recovery. During the third quarter of 2003, real Gross Domestic Product ("GDP") surged 7.2% despite a doubling in the pace of inventory liquidation. This performance was impressive indeed following on the heels of 3.3% GDP growth in the second quarter. In addition, non-farm productivity increased a very impressive 9% during the quarter, pointing to a significant further widening in economy-wide profit margins. Finally, third quarter S&P operating earnings rose 21%.

Another positive sign that emerged was that bank loans trended higher as banks increasingly wanted to lend. This trend was coupled with the rally in high-yield bonds, which has occurred since the start of 2003, indicating that investors are not nearly as credit shy as previously believed and have an increased appetite for overall risk. Taxes on dividends and capital gains are at their lowest level since 1941. And despite the powerful rally experienced in the equity markets, a huge amount of cash still remains on the sidelines. As of the beginning of November 2003, cash as a percentage of the Wilshire 5000(R)Index stood at a staggering 47.3%. With money market yields remaining relatively low, an enormous amount of potential buying power is present.

Interestingly, despite the back-up in bond yields, strength in commodity prices and the cyclical leadership in the stock market are broadly indicative of ample liquidity in the system, at least for the time being.

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

In recent months, some very disturbing news has surfaced relating to the mutual fund industry. We are very saddened by this development. We would like to reassure our shareholders that KING has no arrangements with hedge funds or any of its clients to engage in inappropriate trading activities. Many of our employees are invested in the Fund individually and KING's profit sharing plan is also invested in the Fund. As a result, our interests are aligned with those of the shareholders.

We appreciate your support. For the year ended 2003, we are not paying a dividend or capital gain. In addition, we continue to carry a tax loss carry forward which should prove to be a hidden asset for our shareholders.

Sincerely,

/s/ Roger E. King

Roger E. King
Chairman and President

*PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. IN ADDITION TO THE RETURNS PROVIDED IN THIS REPORT, INDUSTRY REGULATIONS REQUIRE THAT WE ALSO PROVIDE AVERAGE ANNUAL RETURNS FOR SPECIFIC PERIODS AS OF SEPTEMBER 30, 2003, THE MOST RECENT CALENDAR QUARTER END. ACCORDINGLY, FOR THE PERIOD ENDED SEPTEMBER 30, 2003, THE FUND'S ONE-YEAR, FIVE-YEAR AND SINCE INCEPTION (DECEMBER 31, 1996) AVERAGE ANNUAL RETURNS WERE 42.11%, 8.55% AND 9.48%, RESPECTIVELY.

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES MAY INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF OCTOBER 31, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000(R) INDEX, WHICH REPRESENT APPROXIMATELY 25% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 (R)INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. YOU CANNOT INVEST DIRECTLY IN AN INDEX. (12/03)

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FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURN

                                                   ONE YEAR   FIVE YEAR    SINCE INCEPTION (12/31/96)
Fountainhead Special Value Fund                     44.06%      8.77%        10.18%
Russell Midcap Index                                35.88%      8.23%         9.87%


[EDGAR REPRESENTATION OF GRAPH CHART
DATE                 FOUNTAINHEAD SPECIAL VALUE FUND   RUSSELL MIDCAP(R)INDEX
      12/31/1996                              10,000                  10,000
       1/31/1997                              10,420                  10,374
       2/28/1997                              10,830                  10,358
       3/31/1997                              10,140                   9,918
       4/30/1997                               9,860                  10,165
       5/31/1997                              10,870                  10,907
       6/30/1997                              11,560                  11,263
       7/31/1997                              11,990                  12,203
       8/31/1997                              11,860                  12,071
       9/30/1997                              12,950                  12,759
      10/31/1997                              13,370                  12,263
      11/30/1997                              13,070                  12,555
      12/31/1997                              13,665                  12,901
       1/31/1998                              13,432                  12,658
       2/28/1998                              14,756                  13,647
       3/31/1998                              15,909                  14,295
       4/30/1998                              16,475                  14,330
       5/31/1998                              15,757                  13,887
       6/30/1998                              16,232                  14,079
       7/31/1998                              15,423                  13,408
       8/31/1998                              11,977                  11,263
       9/30/1998                              12,230                  11,992
      10/31/1998                              12,745                  12,810
      11/30/1998                              12,482                  13,416
      12/31/1998                              13,180                  14,203
       1/31/1999                              13,968                  14,179
       2/28/1999                              14,241                  13,707
       3/31/1999                              15,353                  14,137
       4/30/1999                              16,535                  15,181
       5/31/1999                              17,384                  15,137
       6/30/1999                              18,668                  15,671
       7/31/1999                              19,011                  15,241
       8/31/1999                              18,931                  14,846
       9/30/1999                              20,214                  14,324
      10/31/1999                              23,105                  15,003
      11/30/1999                              26,380                  15,435
      12/31/1999                              30,753                  16,793
       1/31/2000                              29,423                  16,237
       2/29/2000                              30,879                  17,485
       3/31/2000                              30,376                  18,486
       4/30/2000                              27,548                  17,611
       5/31/2000                              25,369                  17,145
       6/30/2000                              27,485                  17,652
       7/31/2000                              26,060                  17,454
       8/31/2000                              27,893                  19,127
       9/30/2000                              26,615                  18,854
      10/31/2000                              28,501                  18,563
      11/30/2000                              24,217                  16,892
      12/31/2000                              25,921                  18,178
       1/31/2001                              30,564                  18,471
       2/28/2001                              27,661                  17,346
       3/31/2001                              25,269                  16,270
       4/30/2001                              26,586                  17,662
       5/31/2001                              27,661                  17,991
       6/30/2001                              27,891                  17,821
       7/31/2001                              27,175                  17,311
       8/31/2001                              24,822                  16,646
       9/30/2001                              21,088                  14,638
      10/31/2001                              21,267                  15,218
      11/30/2001                              22,520                  16,493
      12/31/2001                              23,850                  17,156
       1/31/2002                              20,461                  17,053
       2/28/2002                              18,313                  16,872
       3/31/2002                              19,310                  17,884
       4/30/2002                              17,967                  17,537
       5/31/2002                              17,469                  17,339
       6/30/2002                              15,269                  16,176
       7/31/2002                              13,466                  14,598
       8/31/2002                              13,901                  14,678
       9/30/2002                              12,967                  13,323
      10/31/2002                              13,466                  13,997
      11/30/2002                              13,709                  14,969
      12/31/2002                              13,338                  14,379
       1/31/2003                              13,121                  14,088
       2/28/2003                              12,954                  13,902
       3/31/2003                              13,108                  14,039
       4/30/2003                              14,451                  15,058
       5/31/2003                              16,011                  16,437
       6/30/2003                              16,867                  16,603
       7/31/2003                              17,903                  17,150
       8/31/2003                              17,980                  17,895
       9/30/2003                              18,428                  17,670
      10/31/2003                              19,400                  19,019]

The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

                          SECURITY
SHARES                  DESCRIPTION                     VALUE
--------  ----------------------------------------- --------------

COMMON STOCK - 89.9%
AGRICULTURAL PRODUCTION/CROPS - 2.7%
 18,200   Delta & Pine Land Co.                      $    416,052
                                                    --------------

BUSINESS SERVICES - 10.2%
 57,600   3Com Corp. +                                    414,720
  8,200   CACI International, Inc. Class A +              406,146
 35,800   Cendant Corp. +                                 731,394
                                                    --------------
                                                        1,552,260
                                                    --------------

COAL MINING - 5.5%
 40,000   CONSOL Energy, Inc. *                           841,960
                                                    --------------

COMMUNICATIONS - 1.4%
  8,000   Hector Communications Corp. +                   111,200
 10,000   Paxson Communications Corp. +                    51,700
  1,608   Warwick Valley Telephone Co.                     50,652
                                                    --------------
                                                          213,552
                                                    --------------

DOMESTIC DEPOSITORY INSTITUTIONS - 3.6%
 11,200   Commerce Bancorp, Inc.                          541,408
                                                    --------------

DRUGS/PHARMACEUTICAL PREPARATIONS - 11.0%
 10,000   Andrx Corp. +                                   199,000
 49,000   Collagenex Pharmaceuticals, Inc. +              471,380
 37,800   King Pharmaceuticals, Inc. +                    506,520
 15,400   Pfizer, Inc.                                    486,640
                                                    --------------
                                                        1,663,540
                                                    --------------

GENERAL MERCHANDISE STORES - 3.3%
 31,400   Dillards, Inc. Class A                          507,738
                                                    --------------

HEALTH SERVICES - 5.9%
 18,000   Covance, Inc. +                                 468,540
  7,800   Express Scripts, Inc. +                         428,376
                                                    --------------
                                                          896,916
                                                    --------------
INSURANCE CARRIERS - 7.2%
 16,000   Fidelity National Financial, Inc.               494,720
 60,000   Quanta Capital Holdings ~                       600,000
                                                    --------------
                                                        1,094,720
                                                    --------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 13.3%
 25,000   Biosite, Inc. +                                 645,000
  9,000   Boston Scientific Corp. +                       609,480
 64,450   Interpore International, Inc. +                 760,510
                                                    --------------
                                                        2,014,990
                                                    --------------

MISCELLANEOUS RETAIL - 5.6%
 10,000   CVS Corp.                                       351,800
 35,800   Duane Reade, Inc. +                             492,250
                                                    --------------
                                                          844,050
                                                    --------------

NONDEPOSITORY CREDIT INSTITUTIONS - 12.4%
  9,500   Capital One Financial Corp.                     577,600
  9,000   Countrywide Financial Corp.                     946,080
 19,400   Saxon Capital, Inc. +                           365,884
                                                    --------------
                                                        1,889,564
                                                    --------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.3%
 11,600   Valero Energy Corp.                             495,320
                                                    --------------

WHOLESALE TRADE - DURABLE GOODS - 1.3%
 10,000   Pep Boys Manny Moe & Jack                       192,300
                                                    --------------

WHOLESALE TRADE - NONDURABLE GOODS - 3.2%
 23,000   Hain Celestial Group, Inc. +                    485,300
                                                    --------------

TOTAL COMMON STOCK (COST $10,998,219)                  13,649,670
                                                    --------------

REAL ESTATE INVESTMENT TRUST - 5.8%
 40,000   American Financial Realty Trust                 608,000
 17,600   Luminent Mortgage Capital, Inc. ~ #             264,000
                                                    --------------
TOTAL REAL ESTATE INVESTMENT TRUST                        872,000
          (Cost $406,200)                           --------------

SHORT-TERM INVESTMENT - 3.1%
476,338   Scudder Cash Management Fund                    476,338
          (Cost $476,338)                           --------------

TOTAL INVESTMENTS IN SECURITIES - 98.8%
(COST $11,880,757)                                   $ 14,998,008
Other Assets & Liabilities, Net - 1.2%                    179,729
                                                    --------------
TOTAL NET ASSETS - 100.0%                            $ 15,177,737
                                                    ==============

SECURITIES SOLD SHORT
 (5,000)  Novellus Systems, Inc.                       $ (206,450)
                                                    --------------
(TOTAL PROCEEDS $ 193,312)

------------------------------------------------------------------

+    Non-income producing security.

*    Restricted  security  priced at fair  value as  determined  by the  Trust's
     Valuation Committee pursuant to the Trust's valuation procedures. At October 31, 2003, the value of securities amounted to $841,960, which represents 5.5% of Net Assets.

~    Security fair valued in accordance with the Trust's valuation procedures.

# Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Adviser based on the Trust's valuation procedures. At October 31, 2003 the value of securities amounted to $264,000, which represents 1.7% of Net Assets.

See Notes to Financial Statements.

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FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2003
--------------------------------------------------------------------------------

ASSETS

      Total investments, at value  (Cost $11,880,757)                                  $                 14,998,008

      Cash                                                                                                  100,476
      Deposits with custodian for margin                                                                    193,312
      Receivables:
         Expense reimbursement from adviser                                                                   6,096
         Fund shares sold                                                                                   129,924
         Interest and dividends                                                                               1,367
      Prepaid expenses                                                                                          313
                                                                                             -----------------------

Total Assets                                                                                 $           15,429,496
                                                                                             -----------------------

LIABILITIES
      Securities sold short, at fair value (proceeds $193,312)                                              206,450
      Payables:
         Fund shares redeemed                                                                                 6,603

      Accrued liabilities:
         Payables to related parties                                                                          7,207
         Other expenses                                                                                      31,499
                                                                                             -----------------------

Total Liabilities                                                                                           251,759
                                                                                             -----------------------

NET ASSETS                                                                                   $           15,177,737
                                                                                             =======================

COMPONENTS OF NET ASSETS
      Paid-in capital                                                                        $           19,742,737
      Accumulated net realized gain (loss) on investments and short sales                                (7,669,113)
      Unrealized appreciation (depreciation) on investments and short sales                               3,104,113
                                                                                             -----------------------

NET ASSETS                                                                                   $           15,177,737
                                                                                             =======================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      BASED ON NET ASSETS OF $15,177,737 AND 1,000,788 SHARES OUTSTANDING                    $                15.17
                                                                                             -----------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest income                                                                             $                1,445
      Dividend income                                                                                            122,830
      Other income                                                                                                21,600
                                                                                                  -----------------------
Total Investment Income                                                                                          145,875
                                                                                                  -----------------------

EXPENSES
      Investment advisory fees                                                                                   100,644
      Administrator fees                                                                                          40,003
      Transfer agency fees                                                                                        32,527
      Custodian fees                                                                                               6,383
      Accounting fees                                                                                             38,239
      Professional fees                                                                                           28,018
      Trustees' fees and expenses                                                                                    377
      Shareholder reporting expenses                                                                               8,026
      Registration fees                                                                                           15,065
      Miscellaneous expenses                                                                                       5,199
                                                                                                  -----------------------

Total Expenses                                                                                                   274,481
      Fees waived and expenses reimbursed                                                                       (106,740)
                                                                                                  -----------------------
Net Expenses                                                                                                     167,741
                                                                                                  -----------------------

NET INVESTMENT LOSS                                                                                              (21,866)
                                                                                                  -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES
      Net realized gain (loss) from investments                                                                1,442,477
      Net realized gain (loss) from short sales                                                                  (77,627)
      Net change in unrealized appreciation (depreciation) of investments                                      2,826,972
      Net change in unrealized appreciation (depreciation) of short sales                                        (12,565)
                                                                                                  -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES                                         4,179,257
                                                                                                  -----------------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $                 4,157,391
                                                                                                  =======================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                           Year Ended                   Year Ended
                                                                        October 31, 2003             October 31, 2002
                                                                     ------------------------      ----------------------

OPERATIONS
     Net investment income (loss)                                    $               (21,866)      $            (152,444)
     Net realized gain (loss) from investments and short sales                     1,364,850                  (7,719,571)
     Net change in unrealized appreciation (depreciation)
         of investments and short sales                                            2,814,407                   1,245,345
                                                                     ------------------------      ----------------------
Increase (Decrease) in Net Assets from Operations                                  4,157,391                  (6,626,670)
                                                                     ------------------------      ----------------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                                3,165,465                   3,667,166
     Redemption of shares                                                         (1,781,077)                 (7,936,078)
                                                                     ------------------------      ----------------------
Increase (Decrease) in Net Assets from Capital Share Transactions                  1,384,388                  (4,268,912)
                                                                     ------------------------      ----------------------
     Redemption fees                                                                     799                       4,491
                                                                     ------------------------      ----------------------

Increase (Decrease) in Net Assets                                                  5,542,578                 (10,891,091)

NET ASSETS
     Beginning of period                                                           9,635,159                  20,526,250
                                                                     ------------------------      ----------------------
     End of period (a)                                               $            15,177,737      $            9,635,159
                                                                     ========================      ======================

SHARE ACTIVITY
     Sale of shares                                                                  236,731                     271,435
     Redemption of shares                                                           (151,041)                   (590,323)
                                                                     ------------------------      ----------------------
Increase (Decrease) in Shares                                                         85,690                    (318,888)
                                                                     ========================      ======================

(a) Accumulated undistributed netsinvestment income                  $                     -       $                   -
                                                                     ------------------------      ----------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.


                                                                             YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------

                                                      2003            2002           2001           2000           1999
                                                    ----------     -----------     ----------     ----------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD                $    10.53     $     16.63     $    27.21     $    22.86     $    12.61
                                                    ----------     -----------     ----------     ----------     ----------

INVESTMENT OPERATIONS
    Net investment income (loss)                        (0.01)          (0.17)         (0.25)         (0.31)         (0.16)
    Net realized and unrealized gain (loss)
         on investments                                  4.65           (5.93)         (6.21)          5.70          10.41
                                                    ----------     -----------     ----------     ----------     ----------

Total from Investment Operations                         4.64           (6.10)         (6.46)          5.39          10.25
                                                    ----------     -----------     ----------     ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain on investments                        -               -          (4.13)         (1.04)             -
                                                    ----------     -----------     ----------     ----------     ----------

REDEMPTION FEE (A)                                          - (b)           - (b)       0.01              -              -
                                                    ----------     -----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                      $    15.17     $     10.53     $    16.63     $    27.21     $    22.86
                                                    ==========     ===========     ==========     ==========     ==========

TOTAL RETURN                                           44.06%          (36.68)%       (25.38)%       23.35%         81.28%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)        $   15,178     $     9,635     $   20,526     $   24,921     $   14,068

Ratios to Average Net Assets:

    Net investment income (loss)                        (0.20)%         (0.99)%        (1.26)%        (1.15)%        (0.95)%
    Expenses                                             1.50%           1.50%          1.50%          1.42%          1.25%
    Gross Expense (c)                                    2.45%           2.20%          1.94%          2.03%          2.50%

PORTFOLIO TURNOVER RATE                                  116%            219%           113%           125%           178%



--------------------------------------------------
(a) Calculated using average shares outstanding for the period.
(b) Less than $0.01 per share.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has 20 investment portfolios. The Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. On June 5, 2001, the Trust's Board of Trustees (the "Board") approved the reorganization of Fountainhead Special Value Fund, a series of AmeriPrime Funds (the "AmeriPrime Series"), into a newly created series of the Trust with the same name. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996.

The Fund seeks long-term capital growth through primarily investing in common stocks of small- and medium-sized companies. Small- and medium-sized companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money Market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees ("Board"). Investments in other open-ended regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. Securities sold short as of October 31, 2003, and their related market values and proceeds are set forth in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

The Fund has a capital loss carryover of $7,669,113, expiring in October 2010 that is available to offset future capital gains.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

Accumulated Net Investment Income           $21,866
Paid-in-Capital                             (21,866)

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - Prior to August 15, 2003 the Fund charged a redemption fee of 1% of net asset value of shares redeemed if the shares were owned less than 180 days. The fee was charged for the benefit of remaining shareholders and was paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund used the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption was compared with the earliest purchase date of shares held in the account. The fee, which was retained by the Fund, was accounted for as paid-in capital. Redemption fees collected by the Fund from November 1, 2002 through August 15, 2003 totaled $799.

NOTE 3. ADVISORY FEES, SERVICING FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the Fund's investment adviser. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

ADMINISTRATOR - Forum Administrative Services, LLC is the Fund's administrator and receives an administration fee at an annual rate of 0.10% of the Fund's average daily net assets up to $100 million and 0.05% of the remaining net assets, subject to a $40,000 annual minimum fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Forum Shareholder Services, LLC is the Fund's transfer agent and dividend disbursing agent and receives an annual fee of $24,000, $24 per shareholder account per year, and reimbursements for certain out-of-pocket expenses.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDERS - Forum Trust, LLC (the "Custodian") is the Fund's custodian. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian receives an annual fee of 0.01% on the Fund's average daily net assets. In addition, the Custodian receives from the Fund an annual fee of $3,600 plus certain transaction costs and reimbursements for certain out-of-pocket costs. Forum Accounting Services, LLC provides fund accounting services to the Fund and receives an annual fee of $36,000 plus 0.02% of the Fund's average daily net assets up to $100 million and 0.005% thereafter. The Fund also pays certain surcharges based on number of security positions held and reimbursements for certain out-of-pocket expenses.

Certain Trustees and Officers of the Trust are Trustees or Officers of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2004, so that total expenses of the Fund do not exceed 1.50% of average daily net assets. For the period ended October 31, 2003, the Adviser waived fees of $100,644 and reimbursed certain expenses totaling $6,096.

NOTE 5. SECURITY TRANSACTIONS

For the period ended  October 31, 2003,  the cost of purchases and proceeds from
sales  of  investment  securities,  other  than  short-term  investments,   were
$14,123,092 and $12,805,789, respectively.

For federal  income tax purposes,  the tax cost basis of  investment  securities owned as of October 31, 2003 was $11,880,757, and the net unrealized depreciation was $3,104,113. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $3,389,219, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $285,106.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                              UNREALIZED
    UNDISTRIBUTED            APPRECIATION         CAPITAL AND OTHER
   ORDINARY INCOME          (DEPRECIATION)              LOSSES               TOTAL
   ----------------         --------------        ------------------     -------------
         $ -                  $ 3,104,113           $ (7,669,113)        $ (4,565,000)

Distributions were not paid during 2003 and 2002.

NOTE 7.  RESTRICTED SECURITIES

Restricted Securities are securities that may only be sold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for sale, at the issuer's expense either upon demands by the Fund or in connection with another registered offering of the securities. Many restricted securities may be sold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at fair value by the Trust's Valuation Committee pursuant to the valuation procedures approved by the Board.

Additional information on each restricted illiquid security held at October 31, 2003 is as follows:

                              ACQUISITION               ACQUISITION                 VALUE                % OF NET ASSETS
  SECURITY                        DATE                      COST              AT OCTOBER 31, 2003      AT OCTOBER 31, 2003
   --------                       ----                      ----              --------------------     --------------------
CONSOL Energy, Inc.        September 17, 2003             $691,067                 $841,960                      5.5%

NOTE 8.  PROXY VOTING INFORMATION

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
INDEPENDENT AUDITORS' REPORT
OCTOBER 31, 2003
--------------------------------------------------------------------------------

Board of Trustees of Forum Funds and Shareholders,
Fountainhead Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Fountainhead Special Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
December 19, 2003

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended October 31, 2003.

               There were no long-term capital gain dividends paid by the Fund for the tax year ended October 31, 2003.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The address of each person listed is Two Portland Square, Portland, ME 04101. The Fund Complex includes the Trust and three other investment companies for which FFS is the principal underwriter. Each Board member (except for John Y. Keffer), oversees 24 portfolios in the Fund Complex. Mr. Keffer oversees 25 portfolios in the Fund Complex. Mr. Keffer is considered an interested Trustee due to his control of FFS. Each Trustee and Officer holds office until the person resigns, is removed, or replaced. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer, Chairman         Principal Occupations: Member and Director, Forum Financial Group ("Forum")
Birth Date: July 15, 1942        (a mutual fund services holding company), and its various affiliates
Began serving: 1989              including FFS
                                 Other Directorships: Trustee of two other investment companies within the fund complex
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis                 Principal Occupations: Professor of Economics, University of California-Los
Birth Date: February 15, 1943    Angeles; Visiting Professor of Economics, Athens University of Economics and
Began serving: 1989              Business 1998-1999
                                 Other Directorships: Monarch Funds
---------------------------------------------------------------------------------------------------------------

James C. Cheng                   Principal Occupation: President, Technology Marketing Associates (marketing
Birth Date: July 26, 1942        company for small- and medium-sized businesses in New England).
Began serving: 1989              Other Directorships: Monarch Funds

---------------------------------------------------------------------------------------------------------------

J. Michael Parish                Principal Occupations: Retired Partner, Wolf, Block, Schorr and Solis-Cohen
Birth Date: November 9, 1943     LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm)
Began serving: 1989              from 1995 - 2002.
                                 Other Directorships: Monarch Funds
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2003 (Unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
OFFICERS

David I. Goldstein              Principal Occupations: Director of Product and Business Development, Forum
Birth Date: August 3, 1961      since 2000; Secretary of Forum and its various affiliates including FFS;
President                       President Monarch Funds, since 2003
                                Previous Position: Managing Director and General Counsel, Forum from 1991 -
                                2000

---------------------------------------------------------------------------------------------------------------

Beth P. Hanson                  Principal Occupations: Senior Manager, Relationship Management and various
Birth Date: July 15, 1966       other positions prior thereto, Forum, since 1995; Vice President/Assistant
Vice President and Assistant    Secretary, Monarch Funds since 2003
Secretary

---------------------------------------------------------------------------------------------------------------

Stacey E. Hong                  Principal Occupation: Director, Forum Accounting Services, LLC (fund
Birth Date: May 10, 1966        accountant and administrator) since 1998.  Treasurer of three other
Treasurer                       investment companies within the fund complex

---------------------------------------------------------------------------------------------------------------

Leslie K. Klenk                 Principal Occupation: Counsel, Forum since 1998;  Secretary Monarch Funds
Birth Date:  August 24, 1964    since 2003
Secretary

---------------------------------------------------------------------------------------------------------------

        [LOGO]    King Investment Advisors, Inc.
         KING     c/o Forum Shareholders Services, LLC
                  P.O. Box 446
                  Portland, ME 04112
                  (800) 868-9535




                                                  TRANSFER AGENT
                                        Forum Shareholder Services, LLC
                                                   P.O. Box 446
                                                 Portland, ME 04112


                                                   DISTRIBUTOR
                                              Forum Fund Services, LLC
                                                Two Portland Square
                                                 Portland, ME 04101




                                   This report is authorized for distribution
                                     only to shareholders and to others who
                                    have received a copy of the prospectus.

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2003, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. In addition, the Board recognized that the experience of the Trustees that are members of the Audit Committee is sufficient for them perform the services required of Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) A Copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith)

(b) Certification pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /S/ Stacey E. Hong, Treasurer

Date     _December 30, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /S/ David I. Goldstein, President_


Date     _December 30, 2003_


By       /S/ _Stacey E. Hong, Treasurer


Date      December 30, 2003